UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2015 (March 5, 2015)

QUANTA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13831	74-2851603
(Commission File No.)	(IRS Employer Identification No.)

2800 Post Oak Boulevard, Suite 2600

Houston, Texas 77056

(Address of principal executive offices, including ZIP code)

(713) 629-7600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Incentive Plan. On March 5, 2015, the Compensation Committee of the Board of Directors of Quanta Services, Inc. (the “Company”) adopted the Quanta Services, Inc. 2015 Annual, Long-Term and Discretionary Incentive Plans (collectively, the “Incentive Plan”). Under the Incentive Plan, certain senior management employees, including executive officers, of the Company are eligible to receive bonus awards payable in cash, restricted stock, restricted stock units (RSUs) and/or performance units. All equity-based awards earned under the Incentive Plan, if any, will be made pursuant to the Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (the “Omnibus Plan”) or other plans that may be approved from time to time by the Board of Directors or by stockholders as required.

Certain awards under the Incentive Plan are based on the achievement of annual or long-term performance goals. For 2015, annual incentive performance goals for executive officers consist of earnings per share targets and individual objectives that may consist of safety statistics and management, departmental metrics, talent development, or other strategic goals, among others. Long-term incentive performance goals for the 2015-2017 performance period consist of financial targets and strategic goals that may include return metrics, revenue/operating income targets, or strategic initiatives, among others. The Incentive Plan also provides for additional discretionary awards in cash, restricted stock and/or RSUs for executive officers and senior management employees. The Compensation Committee, based on recommendations of management, establishes specific target amounts for the participants under the Incentive Plan. All awards to executive officers under the Incentive Plan are subject to approval by the Compensation Committee prior to the date any such awards are granted.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan and the Omnibus Plan, copies of which are included as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

10.1*	Quanta Services, Inc. 2015 Incentive Bonus Plan for Senior Leadership

10.2*	Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 4.5 to the Company’s Form S-8 (No. 333-174374) filed May 20, 2011 and incorporated herein by reference)

*	Management contract or compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 11, 2015	QUANTA SERVICES, INC.

	By:	/s/ Steven J. Kemps
	Name:	Steven J. Kemps
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1*	Quanta Services, Inc. 2015 Incentive Bonus Plan for Senior Leadership

10.2*	Quanta Services, Inc. 2011 Omnibus Equity Incentive Plan (previously filed as Exhibit 4.5 to the Company’s Form S-8 (No. 333-174374) filed May 20, 2011 and incorporated herein by reference)

*	Management contract or compensatory plan or arrangement